Operating Leases as Lessor	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Operating Leases as Lessor
15.	Operating Leases as Lessor

On March 25, 2014, NTISZ entered into an operating lease agreement to lease out certain of its buildings located in Shenzhen. The lease term originally was 3 years from May 1, 2014 to April 30, 2017. On March 21, 2016, the lease term was extended for six months to October 31, 2017. The lease contract expired on October 31, 2017. Beginning in July 2018, NTISZ entered into operating leases with other tenants.

In October 2018, Wuxi Zastron-Flex signed a rental agreement to lease out the former site of the Wuxi factories to a third party. The term of the lease is 12 years, with a 10 months of rent-free incentive from the date the property is handed over. The property was handed over to the tenant in February 2019.

The minimum lease payments to be received are detailed in Note 3 and Note 4.